UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

☒ Filed by the Registrant
☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

BEL FUSE INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Investor Presentation

April 2026

Safe Harbor Statement

The Company's consolidated operating results are affected by a wide variety of factors that could materially and adversely affect revenues and profitability, including the risk factors described in Item 1A of our 2025 Annual Report on Form 10-K (the "2025 Annual Report"). As a result of these and other factors, the Company may experience material fluctuations in future operating results on a quarterly or annual basis, which could materially and adversely affect its business, consolidated financial condition, operating results, and common stock prices. Furthermore, this document and other documents filed by the Company with the Securities and Exchange Commission ("SEC") contain certain forward-looking statements under the Private Securities Litigation Reform Act of 1995 ("Forward-Looking Statements") with respect to the business of the Company. Forward-Looking Statements are necessarily subject to risks and uncertainties, many of which are outside our control, that could cause actual results to differ materially from these statements.

Forward-Looking Statements can be identified by such words as "anticipates," "believes," "plan," "assumes," "forecasts," "project," "could," "should," "estimates," "expects," "intends," "potential," "seek," "predict," "may," "will" and similar references to future periods. All statements other than statements of historical facts included in this report regarding our strategies, prospects, financial conditions, operations, costs, plans and objectives are Forward-Looking Statements. These Forward-Looking Statements are subject to certain risks and uncertainties, including those detailed in Item 1A of our 2025 Annual Report on Form 10-K, which could cause actual results to differ materially from these Forward-Looking Statements. The Company undertakes no obligation to publicly release the results of any revisions to these Forward-Looking Statements which may be necessary to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Any Forward-Looking Statement made by the Company is based only on information currently available to us and speaks only as of the date on which it is made. Any Forward-Looking Statements are qualified in their entirety by reference to such risk factors discussed in our 2025 Annual Report and as described in our other reports and documents filed with the SEC.

Other Disclosures

Non-GAAP Financial Measures

The non-GAAP financial measures identified in this presentation as well as in the supplementary information to this presentation (Non-GAAP EPS and Adjusted EBITDA) are not measures of performance under accounting principles generally accepted in the United States of America ("GAAP"). These measures should not be considered a substitute for, and the reader should also consider, income from operations, net earnings, earnings per share and other measures of performance as defined by GAAP as indicators of our performance or profitability. Our non-GAAP measures may not be comparable to other similarly-titled captions of other companies due to differences in the method of calculation. We present results adjusted to exclude the effects of certain unusual or special items and their related tax impact that would otherwise be included under U.S. GAAP, to aid in comparisons with other periods. We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations.

We use these non-GAAP measures to compare the Company's performance to that of prior periods for trend analysis and for budgeting and planning purposes. We also believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company's financial measures with other similarly situated companies in our industry, many of which present similar non-GAAP financial measures to investors. We also use non-GAAP measures in determining incentive compensation. Please refer to the annexes attached to this presentation for reconciliations of GAAP financial measures to non-GAAP financial measures. For additional information about our use of non-GAAP financial measures in connection with our Incentive Compensation Program, please see the Executive Compensation Discussion and Analysis (CD&A) section appearing in our Definitive Proxy Statement for our 2026 Annual Meeting.

This presentation (the "Presentation") supplements the definitive proxy statement on Schedule 14A of Bel Fuse Inc. (the "Company") filed with the Securities and Exchange Commission on April 10, 2026 (the "Proxy Statement"). Except as specifically supplemented by the information contained in this Presentation, all information set forth in the Proxy Statement continues to apply and should be considered in voting your Class A shares. The Proxy Statement contains important information, and this Presentation should be read in conjunction with the Proxy Statement.

SECTION ONE

Business and Strategic Overview

Company Overview

Designing and manufacturing critical electronic components, systems and solutions since 1949

Headquarters

West Orange, New Jersey

NASDAQ

BELFA / BELFB

Annual Sales

$675M

Adj EBITDA / % of Sales

$143M / 21.2%



© 2025 FORBES MEDIA LLC. USED WITH PERMISSION
Forbes
AMERICA'S
MOST SUCCESSFUL SMALL COMPANIES
2026

Diversity is Our Strength

Segments


55%
45%

- Industrial Technology & Data Solutions (ITDS)
- Aerospace, Defense & Rugged Solutions (ADRS)

Product Group


12%
35%
53%

- Power Solutions & Protection
- Connectivity Solutions
- Magnetic Solutions

Customer Type


27%
74%

- OEM
- Distributor

Geographic Region


25%
9%
66%

- North America
- Asia
- Europe

Blue-Chip Customer Base

Segment Overview

Industrial Technology & Data Solutions

Products:
Power Supplies, Circuit Protection, Magjacks, SFP Transceivers, Transformers

Applications:
- Networking, Compute & Data Storage
- Factory Automation Systems
- MRI & X-ray Machines
- On Train & Wayside
- Electric Commercial Vehicles & Equipment



$378
$467
$429
$294
$307
24.6%
29.4%
33.8%
38.5%
37.5%
2021
2022
2023
2024
2025
Revenue
Gross Margin

End Markets*



7%
15%
25%
50%
Data Solutions
Industrial Technology
Transportation
Medical
Semi Equipment

Aerospace, Defense & Rugged Solutions

Products:
Power, Networking Systems, Connectors, Cables, Fiber Optics, RF/Microwave

Applications:
- Satellites & Commercial Aircrafts
- Ground Defense & Aircraft Systems
- Agriculture & Manufacturing Equipment
- Construction (premise wiring)
- Oil & Gas Equipment



$165
$187
$211
$241
$369
26.4%
25.9%
34.2%
37.5%
41.0%
2021
2022
2023
2024
2025
Revenue
Gross Margin

End Markets*



18%
23%
56%
Defense
Commercial Aerospace
Space
Rugged Industrial

ALSTOM HPE AXON SIEMENS Healthineers varian BOEING LOCKHEED MARTIN Raytheon

*Percentages are approximate based on management estimates. Sales through distribution, previously shown separately, have been allocated to end markets based on typical product end application.

Our Financial Transformation

Historical Net Sales / GM%



($ in millions)
Power
Connectivity
Magnetics
GM%
$543
$654
$640
$535
$675
24.7%
28.0%
33.7%
37.8%
39.1%
2021
2022
2023
2024
2025

Historical Adjusted EBITDA / % of Net Sales



($ in millions)
$41.6
$82.0
$116.8
$101.9
$142.9
7.7%
13.2%
18.7%
19.1%
21.2%
2021
2022
2023
2024
2025

Debt / Liquidity / Net Leverage



($ in millions)
2.1
$113
$62
$95
0.9
$80
$127
0.14
$287
2.08
$69
$196
1.41
$58
2021
2022
2023
2024
2025
Total Debt
Cash
Net Leverage

Historical Inventory Levels and Turns



($ in millions)
$139.4
$172.5
$136.5
$161.4
$167.3
3.1
2.7
3.1
2.1
2.4
2021
2022
2023
2024
2025

We Have Delivered Superior Long-Term Growth


2021-2025 Net Income Margin CAGR[1]
19%
19%
(5%)
(28%)
Bel Fuse Inc. Class A
Bel Fuse Inc. Class B
Proxy Peers
Performance Peers


2021-2025 Earnings Per Share CAGR[1]
25%
25%
5%
(26%)
Bel Fuse Inc. Class A
Bel Fuse Inc. Class B
Proxy Peers
Performance Peers

bel

1. Source: FactSet. Data as of December 31, 2025. "Proxy Peers" include ACM Research, Allient, Alpha and Omega Semiconductor, Arlo Technologies, Aviat Networks, Cambium Networks, CTS Corp., Ichor Holdings, Kimball Electronics, NETGEAR, nLIGHT, NWPX Infrastructure, PAR Technology, Photronics, Powell Industries, RF Industries, Richardson Electronics, Standex International, Thermon Group Holdings, Veeco Instruments and Vishay Precision Group. "Performance Peers" include CTS Corp., Hubbell Inc., Kimball Electronics, Littelfuse, Sensata Technologies, TE Connectivity and Vishay Precision Group. Peer data refers to median.

SECTION TWO

Leadership, Governance and Compensation

Our Journey of Change To Date

2021

- **Farouq Tuweiq** – Joins as Bel's first CFO, February 2021
- **Pricing Strategy** – **Round 1 – Broad Based**, March 2021
- **Facility Closure** – Maidstone, UK, May 2021
- **ERP Implementation** – 5-year project completed, July 2021
- **Jackie Brito** – New addition to Bel's Board, October 2021

2022

- **Pricing Strategy** – **Round 2 - Targeted**, March 2022
- **Sabine Muehlberger** – New European Sales Director, April 2022
- **Executive Offsite** – **Round 1 – Margin Focused**, May 2022
- **Ping Gencianeo** – New Global ESG Director, October 2022
- **Suzanne Kozlovsky** – New Global Head of People, November 2022
- **4 Facility Consolidations** – Started: Q4-22, Est Cost Savings: $5M

2023

- **Kenneth Lai** – VP Asia Operations, January 2023
- **Joe Berry** – VP Magnetic Solutions, January 2023
- **Lynn Hutkin** – VP Financial Reporting & IR, January 2023
- **ESG Structure** – with Board-level Oversight, February 2023
- **Executive Offsite** – **Round 2 – Growth Focused**, June 2023
- **Non-Core Divestiture** – Czech Republic, June 2023

2024

- **Steve Dawson** – VP Power Solutions & Protection, July 2024
- **Anubhav Gothi** – Global Head of Contracts, August 2024
- **Enercon Acquisition** – November 2024
- **Uma Pengali** – Global Head of Sales, October 2024

2025

- **CEO Transition** – Farouq Tuweiq appointed CEO, May 2025
- **CFO Transition** – Lynn Hutkin appointed CFO, May 2025
- **2 Facility Consolidations** – Glen Rock, PA; Pingguo, China

2026

- **Tom Smelker** – President Connectivity Solutions, January 2026

Legend:
- Strengthening our bench
- Business/operational initiatives
- Strategy-focused activities

Bel's Executive Team



Farouq Tuweiq
President & CEO



Tom Smelker
EVP & President, Aerospace, Defense & Rugged Solutions



Steve Dawson
EVP & President, Industrial Technology & Data Solutions



Lynn Hutkin
CFO



Suzanne Kozlovsky
Global Head of People



Kenneth Lai
Vice President, Asia Operations



Uma Pingali
Global Head of Sales & Marketing



Scott Hasterlik
Global Head of IT & Cybersecurity



Anubhav Gothi
Global Head of Contracts & Pricing

Denotes Company Officer

Bel Fuse's Board of Directors

We believe our directors have experience at some of the world's most respected companies. They possess the critical skills, relevant experience and institutional knowledge necessary to oversee the execution on our long-term strategy



Daniel Bernstein
Chairman
Director Since 1986

- 47+ years of electronic components leadership and operating experience
- Former CEO of Bel Fuse
- Previously served as VP of Operations & Director of Sales for the Fuse Division

bel



Jacqueline Brito
Independent Director
Director Since 2021

- Human capital and leadership expert with extensive experience in organizational culture and executive coaching
- CEO & Partner of HR Asset Partners
- Previously served as Admissions Director and Adjunct Professor at Rollins College

HR Asset Partners Rollins



Peter Gilbert
Independent Director
Director Since 1987

- Extensive leadership experience electrical components manufacturing
- Former President & CEO of Gilbert Manufacturing Co.
- Experienced director of private boards

Gilbert Manufacturing Co.



Eric Nowling
Independent Director
Director Since 2014

- Seasoned finance executive with 40+ years of leadership and accounting experience in publicly traded technology companies
- Former SVP & Controller of Verint Systems
- Former CFO of Standard Microsystems

VERINT SMSC



Mark Segall
Independent Director
Director Since 2011

- Investment banking and M&A executive with extensive corporate advisory experience
- Managing Director of an M&A advisory firm and CEO of a registered broker-dealer
- Former Co-CEO at Investec USA
- Earlier, partner at Kramer Levin Naftalis & Frankel
- Director and chairman of audit committee of ATMI; Chairman of the Board NCMI

KIDRON Corporate Advisors Investec



Rita Smith
Independent Director
Director Since 2020

- Healthcare executive with robust experience in hospital operations and strategic planning
- Partner at C-Suite Healthcare Advisors, overseeing resource planning, budgeting and compliance
- Former Chief Nursing Officer

RWJBarnabas HEALTH



Farouq Tuweiq
President and CEO
Director Since 2025[1]

- CEO of Bel Fuse since 2025
- Former CFO & Treasurer of Bel Fuse
- Previously led the Industrial Technology IB practice at BMO Capital Markets
- Earlier, served as a Senior Financial Analyst at Schneider Electric

BMO Schneider Electric EY



David Valletta
Independent Director
Director Since 2024

- Global sales executive with 35+ years of experience in electronic components
- Former EVP of Worldwide Sales at Vishay Intertechnology
- Previously served in senior sales roles at Vitramon, Omnimetrics and AVX Corporation

VISHAY OhmMetrics AVX



Vincent Vellucci
Independent Director
Director Since 2016

- Senior electronics industry executive with over 40 years of experience at Arrow Electronics, a $33B global distributor
- Former President of Arrow's Global Specialty Business Division & President of Americas Components Division

ARROW

1. Since date of 2025 Annual General Meeting.

The Right Mix of Skills and Experience

Skills and Experiences

We believe our directors bring to our Board a wide variety of qualifications, skills, experiences and perspectives that strengthen the Board's ability to carry out its oversight role on behalf of our stockholders

Skill	Directors	Skill	Directors
Electronic Components Industry	6	Human Capital Management	4
Business Leadership and Operations	9	M&A and Business Development	7
Finance and Accounting	7	Public Company Board Experience	1
Global Business Experience	7	Legal, Risk Management and Sustainability	2

Board Diversity

We strive to build and maintain a Board of well-rounded individuals possessing a diverse range of skills, experiences and backgrounds

Tenure Diversity



1
3
5
0-10 Years
10-20 Years
>20 Years

Age Diversity



1
4
4
<62
62-70
70+

Gender Diversity



2
7
Male
Female

Independence



2
7
Independent
Non-Independent

bel

Governance Practices and Engagement

Board Accountability

- Annual Board and committee self-evaluation overseen by the Nominating & ESG Committee with results reported to the full Board
- Directors, officers and associates all abide by a rigorous Code of Ethics
- Classified Board structure with 3-year terms to promote continuity
- Annual stockholder advisory vote to approve executive compensation

A Diverse, Refreshed and Independent Board

- Robust Lead Independent Director role and fully independent Board committees
- Three new directors added since 2021
- 7 of 9 directors are independent
- 2 of 9 directors are women
- Age limit of 78 years

Alignment and Engagement with Shareholders

- Proactive and multifaceted stockholder engagement program with focus on financial, strategic and governance initiatives
- Compensation plan weighted towards equity- and performance-based awards
- Shareholder action by written consent permitted
- Majority vote requirement to approve mergers
- No poison pill

Bel continually evaluates its corporate governance practices and tailors its approach to evolving stockholder perspectives and the Company's circumstances

Executive Compensation Overview

Compensation Philosophy

- Our compensation program is designed to attract, motivate, develop, reward and retain our management team while enforcing appropriate incentives for achieving financial goals and creating sustainable value
- We aim to provide a market-competitive compensation opportunity that is predominantly performance-based
- We incentivize and reward executives for achieving superior financial performance and creating shareholder value

Compensation Committee Process

- The Committee, which met sixteen times in 2025, works closely with its independent compensation consultant throughout the year to assess pay and performance matters relative to industry peers and other comparably sized organizations
- The Committee also solicits the views of other members of senior management on topics related to key compensation elements and broad-based team member benefit plans
- We regularly review and update our executive compensation program to ensure alignment with our objectives

Response to Stockholder Feedback

- We are committed to ongoing engagement with our stockholders; these engagement efforts take place each year through meetings, phone calls and correspondence involving our senior management and, when appropriate, directors
- We consider stockholder feedback, including the results of the prior year's advisory Say-on-Pay vote, as we evaluate potential adjustments to future executive compensation plans

Incentive Plans Tailored to Drive Performance

Annual Incentive Program

- Annual incentive payout can range from 0-200% of target based on adjusted net revenue (50%) and adjusted EBITDA (50%)
- Payouts require performance of at least 90% of target for adjusted net revenue and adjusted EBITDA
- 2025 CEO incentive split equally between cash and RSAs

Long-Term Incentive Program

- Designed to promote ambitious business and individual performance over the medium- and long-term
- Historically, long-term incentive payouts consisted primarily of RSAs
- Beginning in 2025, awards included a mix of RSAs and for some named executive officers, PSUs. Beginning in 2026, all named executive officers received RSAs and PSUs
- PSUs will have a three-year performance period and vest based on achievement of a pre-determined TSR target and/or other rigorous performance metrics

Risk Mitigation Practices

- NEO target total direct compensation at the 25th percentile of our peers
- Double-trigger change-in-control severance payments
- Anti-hedging policy
- Clawback policy



35% Long-Term Incentive (Cash / RSAs / PSUs)
10% Base Salary
90% Variable Compensation
20% Annual Incentive (Cash)
35% Annual Incentive (RSAs)

Target Total Incentive Award Performance Metrics

Company / Business Unit Performance	Individual Performance
• Adjusted net revenue growth • Adjusted EBITDA growth	• Strategic initiatives • Client outcomes • Leadership & talent

*Metrics refer to compensation mix of Farouq Tuweiq, who was appointed CEO in May 2025

SECTION THREE

Stockholders Should Reject GAMCO's Proposal

Overview of Bel Fuse's Class A and Class B Shares

- Bel Fuse has two publicly traded classes of Common Stock, each with different governance and economic features
- Shares of Class A Common Stock carry one vote per share, while shares of Class B Common Stock have no voting rights but are entitled to a dividend at least 5% higher than Class A and receive 5% more of any undistributed earnings, reflecting a clear tradeoff between voting influence and enhanced economic participation
- **Shareholders invested in Bel Fuse with a clear understanding of the distinct economic and governance features of each class, and the Board believes it is important to respect those longstanding expectations**
- One of Bel Fuse's stockholders, GAMCO Asset management ("GAMCO"), has submitted a non-binding proposal requesting that the Board permit Class A stockholders to convert their shares into Class B shares at any time on a one-for-one basis
- GAMCO submitted substantively the same proposal in 2018 and 2020. The proposal failed in 2018 and was defeated again in 2020 by a substantially wider margin
- The Bel Fuse Board believes GAMCO's proposal would introduce significant economic, governance, and implementation risks, create the potential for inequitable outcomes between stockholder classes, and raise the prospect of divisive disputes and litigation—without evidence that the Company's existing capital structure has impeded value creation

Stockholders Should Reject GAMCO's Proposal

1	**Reliance** *The Rights of Class A and Class B Stockholders Are Transparent and Unchanged*	• The terms of Class A and Class B shares have been clearly disclosed and consistently reaffirmed since their adoption more than 20 years ago • Shareholders invested in each class based on an informed understanding of the different features of those shares
2	**Stockholder Choice** *Both Class A and Class B Shares Are Widely Available*	• Unlike other companies with multi-class share structures (*e.g.*, Meta, Alphabet), both Class A and Class B shares are publicly traded and widely available to investors; a substantial portion of the outstanding shares of each class trade daily • Investors can choose which class of stock to purchase, or purchase both classes in whatever proportion they choose, based on their individual preferences and investment objectives
3	**Implementation** *One-for-One Conversion Could Disadvantage Class B Stockholders*	• Class B shares have historically traded at a premium to Class A shares • Allowing Class A stockholders to convert their shares into Class B shares on a one-for-one basis would provide unfair economics to Class A stockholders
4	**Stockholder Influence** *Bel Fuse's Structure Does Not Concentrate Voting Power or Grant Control*	• Bel Fuse's structure does not concentrate voting power or grant control to any individual or small group • In fact, unlike typical dual-class structures, Bel Fuse's governing documents include safeguards that limit voting rights if ownership of the Class A voting shares becomes too concentrated
5	**Performance** *Bel Fuse's Structure Has Not Impeded Value Creation*	• Both Class A and Class B shares have significantly outperformed Bel Fuse's peers and market benchmarks on a total stockholder returns basis over multiple time periods • Class A and Class B shares also trade roughly in line with each other and at a substantial premium to peer valuation multiples; there is no evidence that the dual-class structure has constrained the Company's valuation
6	**Precedent** *Stockholders Have Twice Rejected GAMCO's Opportunistic Proposal*	• GAMCO has submitted substantially similar proposals on two prior occasions (at our 2018 and 2020 Annual Meetings) both times when the prevailing trading dynamics would have made a one-for-one conversion of Class A into Class B shares economically advantageous to GAMCO • In each case, our stockholders rejected the proposal, with opposition increasing significantly between 2018 and 2020
7	**Independent Oversight** *The Board Evaluates Bel Fuse's Capital Structure on a Regular Basis*	• The Board provides robust independent oversight and ensures that the interests of all stockholders are considered • Based on its rigorous, ongoing review of the Company's capital structure, the Board has determined that the current model is optimal for executing long-term strategy and maximizing value for all stockholders

1 | The Rights of Class A and Class B Stockholders Are Transparent and Unchanged

	Class A Shares[1]	Class B Shares[1]
Shares Outstanding[2]	• 2,115,263 (16.7% of the total A+B shares outstanding) • If the number of Class A shares outstanding drops below 10% of total A+B shares outstanding, the Company is required to collapse into a single common stock structure, with only Class A shares	• 10,541,050 (83.3% of the total A+B shares outstanding)
Voting Rights	• One vote per share • Any investor who acquires 10% or more of Class A stock is required to make a public cash tender offer to purchase a proportional amount of Class B shares; if the investor fails to do so, the voting rights of their Class A shares are suspended until they comply or divest shares such that their ownership is reduced below 10% • Among other things, the restriction on owning more than 10% of the Class A shares without an equivalent number of Class B shares ensures that a stockholder cannot have outsized voting power relative to their economic stake	• Non-voting
Dividend	• $0.24 per share annually since 2023	• Entitled to at least 5% more than Class A shares • $0.28 per share annually since 2023
Earnings Allocation	• $4.65 per share in FY 2025 (Basic and Diluted)	• Allocated 5% more undistributed earnings • $4.91 per share in FY 2025 (Diluted)
Liquidity[3]	• ~8,000 shares / ~$1.3 million in average daily trading volume in 2025	• ~117,000 shares / ~$14.8 million in average daily trading volume in 2025

Investors are able to determine for themselves which class of stock best aligns with their individual investment objectives, or to hold a combination of both classes in whatever proportion they choose

1. A full description of the rights, preferences, and limitations of Bel Fuse's Class A and Class B common stock is set forth in the Company's Restated Certificate of Incorporation.
2. Source: Bel Fuse Form 10-K. Share count as of January 31, 2026
3. Source: FactSet. Data as of December 31, 2025

1 The Rights of Class A and Class B Stockholders Are Transparent and Unchanged (Continued)

Certificate of Incorporation

"If any Person or group acquires beneficial ownership of shares representing 10% or more of the number of then outstanding shares of Class A Common Stock, and such Person or group (a 'Significant Shareholder') does not then beneficially own an equal or greater percentage of all then outstanding shares of Common Stock, such Significant Shareholder must, within a ninety-day period beginning the day after becoming a Significant Shareholder, make a public cash tender offer to acquire additional shares of [Class B] Common Stock as provided in this Section 6.1.4 (a 'Class B Protection Transaction')."

Bylaws

"In accordance with the Certificate of Incorporation, voting power in the election of directors and for all other purposes shall be vested exclusively in the holders of Class A Common Stock that is entitled to vote, and each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held except as otherwise provided in the Certificate of Incorporation.

"Holders of the Class B Common Stock shall have no voting rights on any matters except as otherwise required by law or expressly provided in the Certificate of Incorporation."

Proxy Statement

"As described in the proxy materials, holders of record of our Class A Common Stock, as of the close of business on March 31, 2026, will be able to vote and ask questions during the Annual Meeting.

"Holders of Class B Common Stock are not entitled to vote at the Annual Meeting in accordance with Bel's Restated Certificate of Incorporation, as amended"

10-K

"Class B common shares are entitled to dividends at least 5% greater than dividends paid to Class A common shares and collectively with the Class B common stock, resulting in the two-class method of computing earnings per share. In computing earnings per share, the Company has allocated dividends declared to Class A and Class B shares based on amounts actually declared for each class of stock and 5% more of the undistributed earnings have been allocated to Class B shares than to the Class A shares on a per share basis."

The terms of Class A and Class B shares have been clearly disclosed — in the Company's governing documents, proxy statements and 10-Ks — and consistently reaffirmed since their adoption more than 20 years ago

1. Source: Company filings.

2 Both Class A and Class B Shares Are Widely Available

Class A Daily Volume (% S/O)



30%
25%
20%
15%
10%
5%
0%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Class B Daily Volume (% S/O)



30%
25%
20%
15%
10%
5%
0%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Unlike other companies with multi-class share structures (*e.g.*, Meta, Alphabet), both Class A and Class B shares are publicly traded and widely available to investors

bel

Source: FactSet. Data as of December 31, 2025.

3 One-for-One Conversion Disregards Longstanding Economic Differences Between the Classes


Average Implied Conversion Ratio of Class B to Class A Shares
1.099x
0.980x
0.954x
1.044x
1.039x
1.042x
1.061x
1.048x
1-Year
3-Year
5-Year
10-Year
15-Year
20-Year
25-Year
Since Class B Began Trading

Class B shares have historically traded at a premium to Class A shares; allowing Class A stockholders to convert their shares into Class B shares on a one-for-one basis would provide a windfall to Class A stockholders

bel

Source: FactSet. Data as of December 31, 2025.

4 Bel Fuse's Structure Does Not Concentrate Voting Power


% of Class A Shares Outstanding
Owned by Largest Shareholder
10% 10% 10% 9% 20% 18% 15% 15% 16% 18% 12% 21% 29% 32% 32% 34% 25% 23% 23% 23% 24% 21% 19% 19% 18% 18% 18%
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
Ownership of Largest Class A Shareholder
Majority Control

Bel Fuse's structure does not concentrate voting power or grant control to any individual or small group and, unlike typical dual-class structures, includes safeguards that limit voting rights if ownership becomes concentrated

Source: Company filings. Ownership as of the record date for the Company's Annual Meeting of Stockholders.

5 Bel Fuse's Structure Has Not Impeded Value Creation


1-Year Total Stockholder Return
Bel Fuse Class A Shares
69%
Bel Fuse Class B Shares
106%
Proxy Peers[1]
25%
Performance Peers[2]
23%
Russell 2000 Index
13%
Nasdaq Composite Index
21%
0%
20%
40%
60%
80%
100%
120%


3-Year Total Stockholder Return
Bel Fuse Class A Shares
377%
Bel Fuse Class B Shares
422%
Proxy Peers[1]
35%
Performance Peers[2]
19%
Russell 2000 Index
47%
Nasdaq Composite Index
127%
0%
50%
100%
150%
200%
250%
300%
350%
400%
450%


5-Year Total Stockholder Return
Bel Fuse Class A Shares
1,088%
Bel Fuse Class B Shares
1,085%
Proxy Peers[1]
46%
Performance Peers[2]
27%
Russell 2000 Index
34%
Nasdaq Composite Index
87%
0%
200%
400%
600%
800%
1,000%
1,200%


10-Year Total Stockholder Return
Bel Fuse Class A Shares
1,063%
Bel Fuse Class B Shares
1,016%
Proxy Peers[1]
160%
Performance Peers[2]
160%
Russell 2000 Index
150%
Nasdaq Composite Index
411%
0%
200%
400%
600%
800%
1,000%
1,200%

Both Class A and Class B shares have significantly outperformed Bel Fuse's peers and market benchmarks on a total stockholder returns basis over multiple time periods

bel

Source: Bloomberg. Data as of December 31, 2025. Peer data refers to median.
1. "Proxy Peers" include ACM Research, Allient Energy, Alpha and Omega Semiconductor, Arlo Technologies, Aviat Networks, Cambium Networks, CTS, Ichor Holdings, Kimball Electronics, NETGEAR, nLIGHT, NWPX Infrastructure, PAR Technology, Photronics, Powell Industries, RF Industries, Richardson Electronics, Standex Int'l, Thermon Group, Veeco Instruments and Vishay Precision Group.
2. "Performance Peers" include CTS, Hubbell, Kimball Electronics, Littelfuse, Sensata Technologies, TE Connectivity and Vishay Precision Group.

5 Bel Fuse's Structure Has Not Impeded Value Creation (Continued)



P / EPS Multiple
26.0x
27.5x
19.5x
20.2x
23.4x
24.8x
16.5x
18.0x
CY 2026E
CY 2027E
Bel Fuse Inc. Class A
Bel Fuse Inc. Class B
Proxy Peers[1]
Performance Peers[2]

Class A and Class B shares trade roughly in line with each other and at a substantial *premium* to peer valuation multiples; there is no evidence that the dual-class structure has constrained the Company's valuation

bel

Source: FactSet and Company filings. Data as of December 31, 2025. Peer data refers to median.

1. "Proxy Peers" include ACM Research, Allient Energy, Alpha and Omega Semiconductor, Allo Technologies, Aviat Networks, Cambium Networks, CTS, Ichor Holdings, Kimball Electronics, NETGEAR, nLIGHT, NWPX Infrastructure, PAR Technology, Photronics, Powell Industries, RF Industries, Richardson Electronics, Standex Int'l, Thermon Group, Veeco Instruments and Vishay Precision Group.
2. "Performance Peers" include CTS, Hubbell, Kimball Electronics, Littelfuse, Sensata Technologies, TE Connectivity and Vishay Precision Group.

6 | GAMCO Is Seeking to Take Advantage of Favorable Class A Trading Dynamics



Average Implied Conversion Ratio of Class B to Class A Shares
Conversion from Class A to Class B Would Benefit GAMCO
Conversion from Class A to Class B Would Not Benefit GAMCO
1.160x
1.133x
1.143x
1.069x
0.971x
0.861x
1.002x
0.839x
1.100x
2017
2018
2019
2020
2021
2022
2023
2024
2025

	2017	2018	2019	2020	2021	2022	2023	2024	2025
GAMCO Submitted Proposal at Next Annual Meeting?	YES	No	YES	No	No	No	No	No	YES

GAMCO, a large Class A stockholder, only submits these proposals when the prevailing trading dynamics would have made a one-for-one conversion of Class A into Class B shares economically advantageous to GAMCO

7 The Board Evaluates Bel Fuse's Capital Structure on a Regular Basis

- **The Board regularly evaluates Bel Fuse's capital structure**
  - The Board's goal is to ensure that the structure continues to serve the interests of stockholders and the Company's needs
- **The Board represents the interests of *all* stockholders**
  - The Board has evaluated the relative advantages and disadvantages of GAMCO's proposal for both Class A *and* Class B stockholders; its recommendation reflects its consideration of the Company's full stockholder base
  - Among other considerations, altering Bel Fuse's common stock structure would disrupt longstanding investor assumptions and impose changes that are inconsistent with stockholder expectations
- **The Board will continue to monitor trading dynamics, evolving governance standards, shifts in the stockholder base and other factors**
  - The Board remains committed to a proactive and iterative review process, ensuring that the Company's governance model and capital allocation priorities evolve in tandem with the maturing needs of the business and all its stockholders
  - The Board's proactive stockholder engagement program ensures that direct feedback from investor conversations is shared regularly with the full Board and its independent committees for thorough consideration

The Board remains committed to ensuring stockholders benefit from an optimal structure which balances the Company's long-term stability with sustainable growth opportunity

APPENDIX

Non-GAAP Reconciliations

Reconciliation of GAAP Net Sales to Non-GAAP Adjusted Net Sales:

	Year Ended December 31, 2025	2024	2023	2022	2021
GAAP Net sales	$ 675,455	$ 534,792	$ 639,813	$ 654,233	$ 543,494
Expedite fee revenue	-	57	14,850	32,507	-
Non-GAAP adjusted net sales	$ 675,455	$ 534,735	$ 624,963	$ 621,726	$ 543,494

Reconciliation of GAAP Net Earnings to GAAP Operating Income and Adjusted EBITDA:

	Year Ended December 31, 2025	2024	2023	2022	2021
GAAP Net earnings	$ 74,111	$ 49,192	$ 73,831	$ 52,689	$ 24,821
Provision for income taxes	20,939	12,616	9,469	6,370	2,506
Other expense/income, net	(10,857)	3,165	2,806	(3,379)	(3,542)
Impairment of equity method investment and related party notes	13,087	-	-	-	-
Interest income	(1,035)	(4,754)	-	-	-
Interest expense	14,751	4,076	2,850	3,379	3,542
GAAP Operating Income	110,996	64,297	88,956	59,069	27,327
Restructuring charges (credits)	(677)	3,458	10,114	7,322	1,201
Gain on sale of properties	(5,701)	-	(3,819)	(1,596)	(6,578)
Earnout liability adjustments	3,105	-	-	-	-
Stock-based compensation	6,813	3,740	3,486	2,382	2,300
Acquisition related costs	-	12,884	-	-	483
Amortization of inventory step-up	1,757	639		-	-
Impairment of CUI tradename	-	400		-	-
Loss on liquidation of foreign subsidiary	-	-	2,724	-	-
MPS litigation costs	-	-	3,031	-	-
Gain on sale of Czech Republic business	-	-	(980)	-	-
Non-GAAP Operating Income	116,293	85,419	103,512	67,167	24,733
Depreciation and amortization	26,592	16,457	13,312	14,863	16,861
Adjusted EBITDA	$ 142,885	$ 101,876	$ 116,824	$ 82,030	$ 41,594
% of net sales	*21.2%*	*19.1%*	*18.7%*	*13.2%*	*7.7%*

Nasdaq: BELFA and BELFB
https://ir.belfuse.com
Contact: ir@belf.com